ADVISORS DISCIPLINED TRUST 1297

                          SUPPLEMENT TO THE PROSPECTUS

     Salient MLP & Energy Infrastructure Fund (NYSE: SMF) has merged with and into Salient Midstream & MLP Fund (NYSE: SMM). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of Salient Midstream & MLP Fund and will no longer include shares of Salient MLP & Energy Infrastructure Fund. Salient Midstream & MLP Fund's investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions.



     Supplement Dated:  November 17, 2014















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